VIA EDGAR


March 11, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

   	 Re:	Kemper Investors Life Insurance Company ("KILICO") and
		       KILICO Variable Annuity Separate Account
			           ("Variable Annuity Separate Account")
		       (File No. 811-3199)

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent annual report of the Variable Annuity Separate Account referenced above. The annual report consists of cover letters from KILICO for each of the variable annuity products offered through the Variable Annuity Separate Account plus the most recent individual annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account. Because the most recent annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual annual reports of the underlying funds set forth below.

    	The Variable Annuity Separate Account includes the following underlying fund options as follows:

    	Kemper Investors Fund  (File No. 811-5002)
	    Fidelity Variable Insurance Products Fund (File No. 811- 03329) Fidelity Variable Insurance Products Fund II (File No. 811-05511) Janus Aspen Series (File No. 811-7736)
    	Lexington Emerging Markets Fund  (File No. 811-8250)
	    Lexington Natural Resources Trust  (File No. 811-05710)

    	Please call the undersigned at 847-550-7389 if you have any questions or comments.

Securities and Exchange Commission
March 11, 1997
Page 2



Yours truly,


/s/ Frank J. Julian
Frank J. Julian
Associate General Counsel

FJJ/sw

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1996 Annual Reports for the funds underlying your investment choices in the Kemper Advantage III annuity as of December 31, 1996. You should note that there is a separate Annual Report for each family of funds.

1996 was a year of incredible growth in the stock market and for some of the funds available in your Kemper Advantage III annuity. Because your annuity's earnings are tax-deferred, they potentially grow at higher rate than if they were taxable investments. Also, with Kemper Advantage III's unique team of quality investment managers, you have the ability to diversify your money between many different portfolios. You can also take advantage of the opportunity to diversify your accounts through Zurich Kemper Life's unlimited tax-free transfer feature.

Kemper Advantage III also offers you many options when you choose to begin receiving payments. You can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse. Not only does this guarantee that you will always have an income, in some cases it can help spread the taxes over all of the payments instead of having to pay them all at once.

As always, please remember to review your Kemper Advantage III Prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions or concerns regarding your Kemper Advantage III annuity, please feel free to contact our Client Services Team at 800-621-5001. Or, check out our exciting and diverse web site at www.ZurichKemper.com for the latest news and information regarding new products, improved technology, etc. Thank you for continuing to be a part of the Zurich Kemper Life family and we pledge to assist you in taking care of your financial needs because that's the way life should be.

Sincerely,


/s/ John B. Scott
John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc.

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1996 Annual Report for the funds underlying your investment choices in the Kemper Passport annuity as of December 31, 1996.

1996 was a year of incredible growth in the stock market and for some of the funds available in your Kemper Passport annuity. Because your annuity's earnings are tax-deferred, they potentially grow at a higher rate than if they were taxable investments. Also, with the addition of seven new Kemper portfolios on May 1, 1996, you have even more choices than before. You can also take advantage of the opportunity to diversify your accounts through Zurich Kemper Life's tax-free transfer feature.

Within Kemper Passport, you have many options available to you when you choose to begin receiving payments. You can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse. Not only does this guarantee that you will always have an income, in some cases it can help spread the taxes over all of the payments instead of having to pay them all at once.

As always, please remember to review your Kemper Passport Prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions or concerns regarding your Kemper Passport annuity, please feel free to contact our Client Services Team at 800-621-5001. Or, check out our exciting and diverse web site at www.ZurichKemper.com for the latest news and information regarding new products, improved technology, etc. Thank you for continuing to be a part of the Zurich Kemper Life family and we pledge to assist you in taking care of your financial needs because that's the way life should be.

Sincerely,


/s/ John B. Scott
John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc.